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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report  April 5, 2001

           First Union Real Estate Equity and Mortgage Investments
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            (Exact name of Registrant as Specified in Its Charter)

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
                Ohio                                    1-6249                           34-6513657
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(State or Other Jurisdiction of           (Commission File Number)                (I.R.S. Employer
Incorporation)                                                                     Identification No.)
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         125 Park Avenue, 14th Floor
                 New York, NY                                 10017
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   (Address of Principal Executive Offices)                 (Zip Code)



Registrant's Telephone Number, Including Area Code:         (212) 949-1373
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Former Name or Former Address, if Changed Since Last Report.







Total number of pages in report: 4



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ITEM TWO TO FORM 8-K IS HEREBY AMENDED AND SUPPLEMENTED AS FOLLOWS:

ITEM 2.       DISPOSITION OF ASSETS

              On March 7, 2001, the Registrant and certain of its subsidiaries completed the sale of two shopping center properties, four office properties, five parking garages, one parking lot, a $1.5 million note receivable secured by a mortgage on a non-owned apartment property and certain assets used in the operation of the properties being sold (the "Asset Sale") under sales agreements with Radiant Investors LLC ("Purchaser"). Daniel P. Friedman, Anne N. Zahner and David Schonberger (the "Executives") are principals of Purchaser and were executive officers of the Registrant. Other than Mr. Friedman, who was a trustee of the Registrant from November 1998 through September 2000, no member of the Board of Trustees of the Registrant was affiliated with, or had an interest in, or a relationship with, Purchaser or any of its affiliates.

              Purchaser assigned its interest in the transaction to Radiant Ventures I, LLC. The principal equity investors in Radiant Ventures I, LLC are Purchaser, which is the managing member, and Landmark Equity Trust VII, which is the principal non-managing member (owning 89% of the total ownership interests in Radiant Ventures I, LLC). As a part of the Asset Sale, Purchaser received a purchase price adjustment for the net operating income from the properties sold from June 1, 2000 less (a) debt service on the properties, (b) capital expenditures committed subsequent to May 9, 2000 and paid prior to closing and (c) 66.6% of the asset management fees paid from June 1, 2000 until the closing of the transaction to the management firm controlled by the Executives that managed the assets of the Registrant. The Asset Sale was submitted to shareholders for approval and was approved by the shareholders at a meeting held on March 6, 2001. The Asset Sale is described in the previously filed definitive proxy materials relating to the March 6, 2001 shareholders meeting.

              The aggregate purchase price for the Asset Sale was $205 million, which was reduced at closing by $20.6 million, the net sales price realized by the Registrant from the sale of the Huntington Garage, which was sold in December 2000 to another party. As part of the Asset Sale, Purchaser assumed $121.4 million of existing mortgage debt on the purchased properties and the Registrant granted to Purchaser a six-month bridge loan of $7 million secured by two of the properties sold. The balance of the purchase price for the Asset Sale was paid in cash. The book value as of December 31, 2000 of the properties sold to Purchaser was approximately $143 million.

              The acquisition price for the Asset Sale was determined as a result of negotiations between the Registrant and Purchaser and was determined based on a number of factors, primarily the highest price the Registrant could obtain for the properties. The representatives of the Registrant in these negotiations were the Chairman of the Registrant, William Ackman, and the Vice-Chairman of the Registrant, William Scully, both of whom have extensive experience in the real estate industry and neither of whom are affiliated with, or have an interest in, or a relationship with, Purchaser or any of its affiliates.

ITEM SEVEN TO FORM 8-K IS HEREBY AMENDED AND SUPPLEMENTED AS FOLLOWS:

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              a.  Financial Statements of Businesses Acquired

                  Not applicable.

              b.  Pro Forma Financial Information

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                  Pro Forma Combined Balance Sheet as of December 31, 2000.

                  Pro Forma Combined Statement of Operations for the Year Ended December 31, 2000.

                  Pro Forma Combined Statement of Operations for the Year Ended December 31, 1999.

                  Notes to Pro Forma Combined Financial Statements.

                  The Pro Forma Combined Balance Sheet of the Registrant as of December 31, 2000, reflects two adjustment columns: the Asset Sale to Purchaser and the North Valley financing. The Pro Forma Combined Statement of Operations for the year ended December 31, 2000, reflects five adjustment columns: the spinoff of Imperial Parking Corporation ("Imperial") in March 2000, the sale of the Crossroads Center property to General Growth Properties, Inc. in April 2000, the sale of Temple Mall in August 2000, the Asset Sale to Purchaser and the sale of the Huntington Garage property to Northeastern Security Development Corporation in December 2000. The Pro Forma Combined Statement of Operations for the year ended December 31, 1999, reflects six adjustment columns: the properties sold by the Registrant prior to December 31, 1999, the sale of the Crossroads Center property to General Growth Properties, Inc. in April 2000, the spinoff of Imperial in March 2000, the sale of Temple Mall in August 2000, the Asset Sale to Purchaser and the sale of the Huntington Garage property to Northeastern Security Development Corporation in December 2000.

                  The Pro Forma Combined Balance Sheet of the Registrant assumes that the Asset Sale to Radiant occurred on December 31, 2000, and the Pro Forma Combined Statements of Operations assume that all transactions occurred at the beginning of the periods presented. The Pro Forma Combined Statement of Operations for the year ended December 31, 1999 and for the year ended December 31, 2000 are not necessarily indicative of the actual results that would have occurred had the pro forma transactions been consummated on the first day of the respective periods or of future operations of the Registrant. The Pro Forma financial statements do not take into consideration the increase in the Registrant's liquidity or possible uses of those funds.

                  The Pro Forma Combined Balance Sheet and Pro Forma Combined Statements of Operations should be read in conjunction with the Notes to Pro Forma Combined Financial Statements.

              c.  Exhibits

                  99.1 Press release dated March 8, 2001, regarding the sale of certain real estate properties to Radiant Investors, LLC. *

                  99.2     Pro Forma Combined Balance Sheet as of December 31,
                           2000.

                  99.3 Pro Forma Combined Statement of Operations for the Year Ended December 31, 2000.

                  99.4 Pro Forma Combined Statement of Operations for the Year Ended December 31, 1999.

                  99.5     Notes to Pro Forma Combined Financial Statements.

                  99.6     Promissory Note

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                  * Previously Filed
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     First Union Real Estate Equity
                                        and Mortgage Investments
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                                              (Registrant)


Date:    April 5, 2001               By:/S/  Neil H. Koenig
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                                             Neil H. Koenig
                                             Interim Chief Financial Officer